SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2003

                                   ZONES, INC.
             (Exact name of Registrant as Specified in its Charter)


   WASHINGTON                      0-28488                91-1431894
(State or other jurisdiction     (Commission          (I.R.S. Employer of
   Identification Number)        File Number)     incorporation or organization)




               707 South Grady Way, Renton, Washington 98055-3233
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (425) 430-3000






                        --------------------------------

Item 2.  Acquisition or Disposition of Assets.

On March 31, 2003, Zones, Inc., a Washington corporation ("Zones"), completed its acquisition of Computer PC Source, Inc. ("CPCS"), an Illinois corporation, pursuant to a Stock Purchase Agreement by and among Zones, CPCS and the shareholders of CPCS: Christina Corley, Robert Frauenheim, individually and as Trustee of the Robert Frauenheim Declaration of Trust dated September 17, 1997, and Daniel Frauenheim.

Upon consummation of the transactions contemplated by the Stock Purchase Agreement, CPCS became a wholly owned subsidiary of Zones. Under the terms of the Stock Purchase Agreement, at closing Zones paid to the shareholders of CPCS $4,881,000 in cash and issued notes in the aggregate principle amount of $2,500,000. Zones' general corporate funds were the source of the funds used for the cash portion of the purchase price.

Additionally, the Stock Purchase Agreement contains a provision for an earn-out over three years contingent upon CPCS exceeding minimum levels of earnings before income tax, depreciation and amortization, or EBITDA. The former shareholders of CPCS will receive a percentage of earnings each year on an escalating scale based on the applicable EBITDA threshold.

CPCS is an Illinois based reseller of technology products and services. CPCS will continue its business as a wholly owned subsidiary of Zones in substantially the same manner as it was conducted prior to the acquisition.

The Stock Purchase Agreement was approved by the principle shareholders of CPCS and by Zones' Board of Directors. Prior to the closing of the Stock Purchase Agreement, to Zones knowledge, none of Zones' affiliates, officers or directors, or any associate of any such officer or director, had any material relationship with CPCS.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. Zones' press release dated April 1, 2003, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, is also incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired

         The financial statements of the business acquired as required by this item will be filed by amendment to this Form 8-K no later than 60 days after the date that the initial report on this Form 8-K must be filed.

(b)      Pro Forma Financial Information

         The pro forma financial information required by this item will be filed by amendment to this Form 8-K no later than 60 days after the date that the initial report on this Form 8-K must be filed.

(c)      Exhibits

2.1 Stock Purchase Agreement, dated March 31, 2003, by and among Zones, Inc. and Corporate PC Source, Inc. and Christina Corley, Robert Frauenheim, individually and as Trustee of the Robert Frauenheim Declaration of Trust dated September 17, 1997, and Daniel Frauenheim.

99.1     Press Release dated April 1, 2003.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ZONES, INC.


Dated:  April 2, 2003                 /s/ RONALD P. MCFADDEN
                                      ---------------------------------------
                                      By:  Ronald P. McFadden
                                     Its:  Secretary and Chief Financial Officer